UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2008 (January 7, 2008)

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective January 7, 2008, the following changes were made in the executive officers of Holly Corporation (the “Company”): Bruce R. Shaw, formerly Vice President, Special Projects of the Company, was named Senior Vice President and Chief Financial Officer of the Company; Stephen J. McDonnell, formerly Vice President and Chief Financial Officer, was appointed Assistant to the Chairman; and P. Dean Ridenour, formerly Vice President and Chief Accounting Officer, has left this position to become a non-employee consultant to the Company. In their new capacities, Mr. Shaw will function as principal financial officer and principal accounting officer of the Company and Mr. McDonnell will focus his efforts in the areas of investor relations, corporate development and finance.
     Between June 1997 and May 2007, Mr. Shaw served in various positions for the Company and Holly Logistic Services, L.L.C. (“HLS”), a wholly-owned subsidiary of the Company that is the general partner of the partnership that is the general partner of Holly Energy Partners, L.P. (in which the Company owns a 45% interest). For the Company, Mr. Shaw served as Director of Corporate Development, June 1997 to January 2000; Vice President, Corporate Development, October 2001 to November 2003; Vice President, Marketing and Corporate Development, November 2003 to March 2004; Vice President, Corporate Development, March 2004 to February 2005; Vice President, Crude Purchasing and Corporate Development, February 2005 to February 2006; and Vice President, Corporate Development, February 2006 to May 2007. From June 2007 to August 2007, Mr. Shaw served as President of Standard Supply and Distributing Company, Inc. and Bartos Industries, Ltd., two companies that are affiliated with each other in the heating, ventilation, and air conditioning industry. Mr. Shaw rejoined the Company in September 2007 as Vice President, Special Projects before becoming Senior Vice President and Chief Financial Officer. Mr. Shaw also served as Vice President, Corporate Development for HLS from August 2004 to January 2007, and in April 2007, Mr. Shaw became a director of HLS. Also effective January 7, 2008, Mr. Shaw has become Senior Vice President and Chief Financial Officer of HLS and he continues to serve as a director of HLS. Mr. Shaw has a bachelor’s degree in Mechanical Engineering from Texas A&M University and a masters degree in Business Administration from The Tuck School at Dartmouth College. Mr. Shaw is 40 years old.
     The Company’s executive officers following these changes are Matthew P. Clifton, Chairman and Chief Executive Officer; David L. Lamp, President; W. John Glancy, Senior Vice President, General Counsel and Secretary; and Mr. Shaw, Senior Vice President and Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: January 7, 2008